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                                                           [LOGO] MAPICS

   [NUMBER]                                                                                                                 [SHARES]

   [MPX]

                                                            MAPICS, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                  THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY

                                                                                                                   CUSIP 564910 10 7


                                                            COMMON STOCK
                                                                                                                     SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

(hereinafter called the "Company") transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and By-Laws of the Company as from time to time amended
(copies of which are on file with the Company) to all of which the holder, by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.


Dated:

      /s/                                                                                               /s/
         TREASURER                                                                                          PRESIDENT

                                                               [SEAL]



COUNTERSIGNED AND REGISTERED:
                      BANK BOSTON, N.A.
BY:                                                          TRANSFER AGENT
                                                              AND REGISTRAR



                                                       AUTHORIZED SIGNATURE
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                                                                       Exhibit 3


                                  MAPICS, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OR EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

                              Additional abbreviations may also be used though not in the above list.
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For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________, Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________________________________


                       ________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed::


______________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion
Program), pursuant to S.E.C. Rule 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement among MAPICS, Inc., a GEORGIA corporation (the "Company"), MAPICS, Inc., a Massachusetts corporation, and BankBoston, N.A., formerly known as The First National Bank of Boston (the "Rights Agent"), dated as of March 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Right Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate of an Acquiring Person or an Adverse Person (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.